SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2002

Structured Products Corp., on behalf of

TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
TIERS Corporate Bond-Backed Certificates Trust JPM 1998-2
TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
TIERS TENS Certificates Trust LTR 1998-4
TIERS Corporate Bond-Backed Certificates Trust C 1998-6
TIERS Corporate Bond-Backed Certificates Trust JC Penney 1999-1
CorTS Trust for J.C. Penney Debentures
CorTS Trust for BellSouth Debentures
CorTS Trust for Xerox Capital Trust I
CorTS Trust for Southern Company Capital Trust I
CorTS Trust for Countrywide Capital I
TIERS Principal-Protected Asset Backed Certificates Trust Series Telecom 2000-13
TIERS Principal-Protected Asset Backed Certificates Trust Series Semiconductor 2000-14
TIERS Principal-Protected Asset Backed Certificates Trust Series Nasdaq 2000-15
CorTS Trust for AON Capital A
CorTS Trust for Allstate Financing
CorTS Trust for PECO Energy Capital Trust III
CorTS Trust for Safeco Capital Trust I
CorTS Trust for First Union Institutional Capital I
CorTS Trust for Provident Financing Trust I
CorTS Trust II for Ford Debentures
CorTS Trust II for IBM Debentures
CorTS Trust II for BellSouth Debentures
CorTS Trust for Chrysler Debentures
CorTS Trust for First Union Capital I
CorTS Trust for Ford Debentures
CorTS Trust for IBM Debentures
CorTS Trust III for First Union Institutional Capital II
CorTS Trust III for IBM Debentures
CorTS AFC Capital Trust I
CorTS Trust for Worldcom Debentures
CorTS Trust II for First Union Capital I

CorTS Trust II for Chrysler Debentures
CorTS Trust II for Sherwin Williams
CorTS Trust for Great Western Financial
CorTS Trust II for Safeco Capital Trust I
CorTS Trust for Allstate Financing II
CorTS Trust for Fleet Capital Trust II
CorTS Trust for PECO Energy Capital Trust III
CorTS Trust for Provident Financing Trust I
CorTS Trust II for Countrywide Capital I
CorTS US West Communications Debentures
CorTS Trust II for Provident Financing Trust I
CorTS Trust for Corning Notes
CoRTS Trust III for Provident Financing
CoRTS Trust for W.R. Berkley Capital Trust
TIERS Principal-Protected Certificates Trust PXT 2000-11
CorTS Trust for BankAmerica Institutional Capital B
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-19
TIERS Principal Protected Asset Backed Certificates Series Nasdaq 2000-15
TIERS Principal Protected Asset Backed Certificate Trust Series Telecom 2000-13
TIERS Principal Protected Asset Backed Certificates Series Nasdaq 2001-8
TIERS Principal-Protected Asset Backed Certificates Trust Series S&P 2001-11

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 783-6645

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits.

  Trustee's Report with respect to the June 15, 2002 Distribution Date for the CORTS Trust for W.R. Berkley Capital Trust
  Trustee's Report with respect to the June 15, 2002 Distribution Date for the CORTS Trust for Fleet Capital Trust II
  Trustee's Report with respect to the June 15, 2002 Distribution Date for the CORTS Trust for Countrywide Capital I
  Trustee's Report with respect to the June 15, 2002 Distribution Date for the CORTS Trust II for Countrywide Capital I
  Trustee's Report with respect to the June 15, 2002 Distribution Date for the TIERS Corporate Bond Backed Securities, Series BLS 1997-6

                                   No reports required for the other series listed.

                                   Not Applicable.

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/Timothy P. Beaulac Name: Timothy P. Beaulac Title: President and Finance Officer

June 15, 2002
EXHIBIT INDEX

Exhibit	Page

1.   Trustee's Report with respect to the June 15, 2002 Distribution Date for the CORTS Trust
for W.R. Berkley Capital Trust

2.   Trustee's Report with respect to the June 15, 2002 Distribution Date for the
CORTS Trust for Fleet Capital Trust II

3.   Trustee's Report with respect to the June 15, 2002 Distribution Date for the CORTS Trust
for Countrywide Capital I

4.   Trustee's Report with respect to the June 15, 2002 Distribution Date for the CORTS Trust
II for Countrywide Capital I

5. Trustee's Report with respect to the June 15, 2002 Distribution Date for the TIERS Corporate
Bond Backed Securities, Series BLS 1997-6	6 8 9 10 11

Exhibit 1

To the Holders of:
CORTS TRUST FOR W.R. BERKLEY CAPITAL TRUST
*CUSIP: 22082E203

Pursuant to Section 4.2 of the Trust Agreement, U.S. Bank Trust National Association CORTS for W.R. Berkley Capital Trust, hereby gives notice with respect to the Distribution occurring June 15, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Class A Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 units thereof, is as set forth below:

Principal $0.00	Interest 2.0625	Total Distribution 2.0625

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$29,900,000.00 AGGREGATE PRINCIPAL AMOUNT OF W.R. BERKLEY CAPITAL SECURITIES DUE 12-15-2045 (THE TERM ASSETS) ARE HELD FOR THE ABOVE TRUST.

5.	The aggregate Certifcate Principal Balance of the Certificates at the close of business on the Distribution Date is $29,900,000

U.S. Bank Trust National Association, as Trustee

___________________

*	The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 2

To the Holders of:
CORTS TRUST FOR FLEET CAPITAL TRUSTII
*CUSIP: 22080V207

Pursuant to Section 4.2 of the Trust Agreement, U.S. Bank Trust National Association as Trustee for CORTS Trust for Fleet Capital Trust II, hereby gives notice with respect to the Distribution occurring on June 15, 2002 (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Class A-1 Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 units thereof securities, is as set forth below:

Principal $0.00	Interest 2.0000	Total Distribution 2.0000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$30,500,000.00 AGGREGATE PRINCIPAL AMOUNT OF FLEET CAPITAL TRUST II CAPITAL SECURITIES 7.92% 12-11-2026 (THE TERM ASSETS) ARE HELD FOR THE ABOVE TRUST.

5.	The aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is $30,195.000

U.S. Bank Trust National Association, as Trustee

_______________

*	The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 3

To the Holders of:
CORTS TRUST FOR COUNTRYWIDE CAPITAL I
*CUSIP: 12614X100

Pursuant to Section 4.2 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for the CORTS Trust for Countrywide Capital I, hereby gives notice with respect to the Distribution occurring on June 15, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 units thereof securities, is as set forth below:

Principal $0.00	Interest 2.0000	Total Distribution 2.0000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$25,000,000.00 AGGREGATE PRINCIPAL AMOUNT OF PASS-THROUGH SECURITIES DUE DECEMBER 15, 2026 (THE TERM ASSETS) ARE HELD FOR THE ABOVE TRUST.

5.	The aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is $25,000,000

U.S. Bank Trust National Association, as Trustee

__________________

*	The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 4

To the Holders of:
CORTS TRUST II FOR COUNTRYWIDE CAPITAL I
*CUSIP: 22081Y201

Pursuant to Section 4.2 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for Corts Trust II for Countrywide Capital I, hereby gives notice with respect to the Distribution occurring on June 15, 2002 (The “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 units thereof securities, is as set forth below:

Principal $0.00	Interest 2.0000	Total Distribution 2.0000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$81,573,000.00 AGGREGATE PRINCIPAL AMOUNT OF COUNTRYWIDE CAPITAL PASS-THROUGH SECURITIES 8% DUE 12-15-2026

5.	The aggregate Certifcate Principal Balance of the Certificates at the close of business on the Distribution Date is $81,573,000

U.S. Bank Trust National Association, as Trustee

_________________

*	The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

Exhibit 5

To the Holders of:
TIERSCORPORATE BOND-BACKED CERTIFICATES,
SERIES BLS 1997-6 ZTF CLASS
*CUSIP:  871928AK3  ZTF

Pursuant to Section 4.2 of the Trust Agreement, U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust, hereby gives notice with respect to the Distribution occurring on June 15, 2002. (the “Distribution Date”) as follows:

1.	The amount of the distribution payable to the Certificate holders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 units thereof securities, is as set forth below:

ZTF Class	Principal $0.00	Interest 1.025	Total Distribution 1.025

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.	No fees have been paid to the Trustee of any other party from the proceeds of the Term Assets.

4.	$25,000,000 AGGREGATE PRINCIPAL AMOUNT OF BELLSOUTH TELECOMMUNICATIONS, INC. FORTY YEAR 71/2% DEBENTURES DUE JUNE 15, 2033 (THE TERM ASSETS) ARE HELD FOR THE ABOVE TRUST.

5.	The aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is SET FORTH BELOW:

Class ZTF Class	Principal Balance $25,000,000

U.S. Bank Trust National Association, as Trustee

_________________

*	The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.